Exhibit 8.1

LIST OF SIGNIFICANT SUBSIDIARIES

Name	Country	Parent	Other Shareholders	Line of Business	Consolidation Method (4)	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2006 Profit (Loss)	Interim Dividend	Assets Owned
Repsol Petróleo, S.A.	Spain	Repsol YPF, S.A.	-	Refining	F.C.	99.97	99.97	217.6	583.1	746.6	(520.0)	1,027.0
Repsol YPF Lubricantes y Especialidades, S.A.	Spain	Repsol Petróleo, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Production and marketing of derivative products	F.C.	100.00	100.00	5.4	26.8	(53.0)	—	(20.8)
Euroboxes, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Operation of workshops and other activities	E.M.	100.00	100.00	0.1	—	0.08	—	0.1
Repsol YPF Productos y Servicios Petrolíferos, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Airport services	F.C.	100.00	100.00	0.1	0.3	0.8	—	1.2
Repsol Eléctrica de Distribución, S.L.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A.	Electric power distribution and supply	F.C.	100.00	100.00	0.1	1.1	0.8	—	2.0
Asfaltos Españoles, S.A.	Spain	Repsol Petróleo, S.A.	-	Asphalts	P.C.	50.00	50.00	8.5	9.0	0.3	—	8.9
Proyectos Integrados Energéticos, S.A.	Spain	Repsol Petróleo, S.A.	-	Electricity and natural gas	F.C.	100.00	100.00	6.0	9.0	2.0	—	17.0
Servicios de seguridad Mancomunados (SESEMA)	Spain	Repsol Petróleo, S.A.	Repsol Butano, S.A. and Repsol Química, S.A.	Security	F.C.	100.00	100.00	0.4	(0.1)	(0.1)	—	0.2
Compañía Auxiliar de Remolcadores y Buques Especiales, S.A. (CARSA)	Spain	Repsol Petróleo, S.A.	Repsol Comercial de Productos Petrolíferos, S.A./PETRONOR	Tug boats	F.C.	100.00	100.00	0.1	(2.5)	4.9	—	2.5
Repsol YPF Trading y Transportes, S.A. (RYTTSA)	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Trading of oil products	F.C.	100.00	100.00	0.1	24.5	32.5	—	57.1
RYTTSA Singapore	Cayman Islands	Repsol YPF Trading y Transportes, S.A.	-	Trading of oil products	F.C.	100.00	100.00	0.1	(0.7)	(0.7)	—	(1.3)
Repsol Overzee Finance, B.V.	Netherlands	Repsol YPF, S.A.	-	Portfolio company	F.C.	100.00	100.00	119.1	(20.9)	22.0	—	120.1
Atlantic 2/3 Holdings, LLC.	Trinidad & Tobago	Repsol Overzee Finance, B.V.	-	Portfolio company	P.C.	25.00	25.00	105.7	—	139.3	(139.3)	26.4
Atlantic LNG 2/3 Company of Trinidad & Tobago (2)	Trinidad & Tobago	Atlantic 2/3 Holdings, LLC.	-	Gas supply and/or logistics	P.C.	25.00	100.00	105.7	110.6	49.7	(124.1)	35.5
Atlantic 4 Holdings, LLC.	Trinidad & Tobago	Repsol Overzee Finance, B.V.	-	Portfolio company	E.M.	22.22	22.22	191.3	—	—	—	42.5
Atlantic 4 LNG Company of Trinidad & Tobago (3)	Trinidad & Tobago	Atlantic 4 Holdings, LLC.	-	Construction of liquefaction plant	E.M.	22.22	100.00	191.3	(2.7)	(78.6)	—	24.5
Repsol LNG T & T, Ltd.	Trinidad & Tobago	Repsol Overzee Finance, B.V.	-	Marketing of natural gas	F.C.	100.00	100.00	4.1	(3.8)	2.7	—	3.0
Repsol E&P T&T Limited	Trinidad & Tobago	Repsol Overzee Finance, B.V.	-	Oil and gas exploration and production	F.C.	100.00	100.00	57.6	0.7	(14.9)	—	43.4
Repsol LNG, S.L.	Spain	Repsol YPF, S.A.	Repsol comercializadora de Gas, S.A.	Marketing of gas	F.C.	100.00	100.00	0.1	0.3	2.6	—	3.0
Gastream México S.A. de C.V.	Mexico	Repsol YPF, S.A.	Repsol LNG, S.L.	Other	F.C.	100.00	100.00	9.9	(3.0)	(3.2)	—	3.7
Pacific LNG Bolivia S.R.L.	Bolivia	Repsol YPF, S.A.	-	Oil and gas exploration and production	E.M.	37.50	37.50	1.2	(1.2)	—	—	—
Repsol Comercializadora de Gas, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Marketing of natural gas	F.C.	100.00	100.00	0.4	0.4	2.3	—	3.1
Repsol Butano, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	L.P.G. marketing	F.C.	100.00	100.00	58.7	321.5	30.4	—	410.6
Repsol Maroc, S.A.	Morocco	Repsol Butano, S.A.	-	Marketing of gas	E.M.	100.00	100.00	1.3	(1.9)	—	—	(0.6)
National Gaz	Morocco	Repsol Butano, S.A.	-	L.P.G. marketing	E.M.	100.00	100.00	0.5	1.5	(0.2)	—	1.8
Repsol YPF Gas, S.A.	Argentina	Repsol Butano, S.A.	-	L.P.G. marketing	F.C.	85.00	85.00	20.0	3.8	7.0	—	26.2
Comsergas, Compañía Servicios Industriales de Gas Licuado, S.A.	Argentina	Repsol YPF Gas, S.A.	-	Gas installation work	F.C.	52.70	62.00	0.5	(0.1)	0.0	—	0.2
Gas Austral, S.A.	Argentina	Repsol YPF Gas, S.A.	-	L.P.G. marketing	E.M.	42.50	50.00	—	0.6	0.1	(0.1)	0.3
Mejorgas, S.A.	Argentina	Repsol YPF Gas, S.A.	Poligas Luján, S.A.	L.P.G. marketing	E.M.	75.73	100.00	0.2	(0.6)	(0.0)	—	(0.3)
Duragas, S.A.	Ecuador	Repsol Butano, S.A.	-	L.P.G. marketing	F.C.	100.00	100.00	5.6	9.0	3.6	—	18.1
Servicio de Mantenimiento y Personal - SEMAPESA	Ecuador	Repsol Butano, S.A.	-	Maintenance and personnel services	F.C.	100.00	100.00	—	0.2	(0.1)	—	0.1
Repsol Gas Portugal, S.A.	Portugal	Repsol Butano, S.A.	-	L.P.G. marketing	F.C.	100.00	100.00	0.9	40.3	15.7	—	56.9
Spelta Soc. Unipessoal Lda.	Portugal	Repsol Gas Portugal, S.A.	-	L.P.G. marketing	E.M.	100.00	100.00	—	0.8	0.6	—	1.4
Saaga, S.A.	Portugal	Repsol Gas Portugal, S.A.	-	L.P.G. marketing	E.M.	25.07	25.07	1.0	4.5	0.3	—	1.5
Repsol Butano Chile, S.A.	Chile	Repsol Butano, S.A.	Repsol YPF Chile, Limitada	Portfolio company	F.C.	100.00	100.00	104.9	19.4	14.3	—	138.7
Empresas Lipigas, S.A.	Chile	Repsol Butano Chile, S.A.	-	L.P.G. marketing	P.C.	45.00	45.00	76.1	0.1	29.6	(15.7)	40.5
Repsol YPF Comercial del Perú, S.A.	Peru	Repsol Butano, S.A.	-	L.P.G. marketing	F.C.	99.61	99.61	43.3	(7.7)	10.2	—	45.6
Limagás, S.A.	Peru	Repsol YPF Comercial Perú, S.A.	-	L.P.G. distribution	E.M.	29.85	29.97	3.9	4.7	0.7	—	2.8
Repsol YPF Comercial de la Amazonia, SAC	Peru	Repsol YPF Comercial Perú, S.A.	Grupo Repsol YPF del Perú	L.P.G. distribution	F.C.	99.61	100.00	0.9	(0.5)	(0.2)	—	0.2
Repsol YPF GLP de Bolivia, S.A.	Bolivia	Repsol Butano, S.A.	R. YPF E&P de Bolivia, S.A./R. YPF Bolivia, S.A.	L.P.G. marketing	F.C.	100.00	100.00	1.9	6.9	0.8	—	9.7
Repsol YPF Gas de Bolivia, S.A.	Bolivia	Repsol YPF GLP de Bolivia S.A.	Repsol YPF E&P S.A.	L.P.G. marketing	F.C.	51.00	51.00	1.4	2.9	0.9	—	2.7
Repsol France	France	Repsol Butano, S.A.	Repsol Química, S.A./Repsol YPF, S.A./Repsol Petróleo, S.A.	Distribution and marketing of oil products	F.C.	100.00	100.00	11.9	(0.9)	(1.6)	—	9.4
Repsol Gas Brasil, S.A.	Brazil	Repsol Butano, S.A.	Repsol YPF Brasil, S.A.	L.P.G. marketing	F.C.	100.00	100.00	7.3	(2.1)	(2.1)	—	3.2
Solgas Distribuidora de Gas, S.L.	Spain	Repsol Butano, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	L.P.G. marketing	F.C.	100.00	100.00	1.1	(0.2)	0.3	—	1.2
Vía Red Servicios Logísticos, S.A.	Spain	Repsol Butano, S.A.	-	Natural gas supply and/or logistics	E.M.	51.00	51.00	2.5	(1.4)	(1.8)	—	(0.4)
Repsol Comercial de Productos Petrolíferos, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A./PETRONOR	Marketing of oil products	F.C.	96.65	99.76	334.8	532.2	179.5	(51.3)	961.8
Repsol Directo, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Campsa Estaciones de Servicio, S.A. - CAMPSARED	Distribution and marketing of oil products	F.C.	96.65	100.00	0.1	(0.2)	1.3	—	1.2
Campsa Estaciones de Servicio, S.A. - CAMPSARED	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Operation and management of service stations	F.C.	96.65	100.00	8.4	18.6	37.8	(26.0)	37.5
Societat Catalana de Petrolis, S.A. (PETROCAT)	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Distribution and marketing of oil products	E.M.	43.68	45.00	15.1	(5.6)	(1.0)	—	3.7
Air Miles España, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	-	Loyalty-building programs	E.M.	21.75	22.50	0.1	1.5	0.5	—	0.4
Carburants i Derivats, S.A. (CADESA)	Andorra	Repsol Comercial de Productos Petrolíferos, S.A.	-	Distribution of oil derivative products	E.M.	32.14	33.25	0.1	0.9	0.4	—	0.5
Euro 24, S.L.	Spain	Autoclub Repsol S.L.	-	Automotive services	F.C.	48.33	100.00	—	0.2	1.0	—	0.6
Noroil, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	PETRONOR	Distribution and marketing of oil products	F.C.	67.66	70.00	1.5	0.4	0.2	—	1.4
Solred, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF, S.A.	Management of means of payment at service stations	F.C.	96.65	100.00	7.3	6.5	15.4	—	28.2
Gestión de Puntos de Venta, Gespevesa, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	-	Management of service stations	P.C.	48.33	50.00	15.4	3.6	0.6	—	9.5
Terminales Canarios, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	-	Storage and distribution of oil products	P.C.	48.33	50.00	20.8	1.8	1.8	—	11.8
Servicios Logísticos de Combustibles de Aviación, SLU	Spain	Terminales Canarios, S.L.	-	Warehousing and distribution of aviation products	P.C.	48.33	100.00	1.0	(0.8)	0.6	—	0.4
Compañía Logística de Hidrocarburos CLH, S.A.	Spain	Repsol YPF, S.A.	PETRONOR	Transport and storage of oil products	E.M.	24.25	25.00	84.1	164.8	332.8	(100.2)	116.8
CLH Aviación, S.A.(3)	Spain	CLH, S.A.	-	Transport and storage of oil products	E.M.	24.25	100.00	31.7	26.1	6.0	—	15.5
Carbon Black Española, S.A. (CARBESA)	Spain	Repsol YPF, S.A.	Repsol Química, S.A.	No activity	F.C.	100.00	100.00	0.2	2.7	10.5	—	13.4
The Repsol Company of Portugal Ltd.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Marketing of oil products	F.C.	100.00	100.00	0.2	2.9	0.1	—	3.2
Repsol Portuguesa, S.A.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Distribution and marketing of oil products	F.C.	100.00	100.00	59.0	277.1	14.9	—	351.0
Concha I - Combustiveis e Lubrificantes, Lda	Portugal	Repsol Portuguesa, S.A.	-	Distribution and marketing of oil products	F.C.	51.00	51.00	0.0	0.1	(0.1)	—	0.0
Gespost	Portugal	Repsol Portuguesa, S.A.	-	Marketing of oil products	F.C.	100.00	99.67	0.0	0.3	0.2	—	0.5
Caiageste - Gestao de Areas de Servicios Ltda.	Portugal	Gespost	-	Operation and management of service stations	E.M.	50.00	50.00	0.0	0.2	(0.1)	—	0.1
Tecnicontrol y Gestión Integral, S.L.	Spain	Repsol YPF, S.A.	Repsol Exploración, S.A.	Property development	F.C.	100.00	100.00	3.5	28.0	0.4	—	31.9
Bahía Bizkaia Electricidad, S.L.	Spain	Repsol YPF, S.A.	-	Energy production	P.C.	25.00	25.00	3.6	104.9	79.1	(32.0)	38.9
Bahía Bizkaia Gas, S.L.	Spain	Repsol YPF, S.A.	-	Maintenance of gasification plants	P.C.	25.00	25.00	6.0	78.6	15.1	(12.0)	21.9
Petróleos del Norte, S.A. (PETRONOR)	Spain	Repsol YPF, S.A.	-	Refining	F.C.	85.98	85.98	120.5	360.7	260.3	(80.0)	568.8
Asfalnor, S.A.	Spain	PETRONOR	-	Distribution and marketing of asphalt products	F.C.	85.98	100.00	0.1	—	0.1	—	0.2
Repsol Exploración, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	24.6	867.3	270.8	(200.0)	962.7
Repsol Exploración Trinidad, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	1.8	12.4	0.2	—	14.4
Repsol YPF Cuba, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	1.9	(0.7)	7.5	—	8.8
Repsol Exploración Colombia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	1.9	(0.7)	(1.3)	—	0.0
Repsol Exploración Argelia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	4.0	262.2	(27.0)	—	239.1
El Andalus LNG Spa.	Spain	Repsol Exploración Argelia, S.A.	Gas Natural Exploración, S.L.	Oil and gas exploration and production	P.C.	57.87	80.00	79.4	(2.3)	(41.5)	—	20.6
Repsol Exploración Murzuq, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	7.8	453.0	448.2	—	909.0
Repsol Oil Operations AG	Libya	Repsol Exploración Murzuq, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	0.1	0.9	0.4	—	1.4
Repsol Inco AG	Switzerland	Repsol Exploración Murzuq, S.A.	-	Oil and gas exploration and production	E.M.	40.00	40.00	0.1	0.3	—	—	0.1
Repsol YPF Ecuador, S.A.	Spain	Repsol Exploración, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	4.7	(1.6)	(24.2)	—	(21.0)
Repsol YPF OCP de Ecuador, S.A.	Spain	Repsol YPF Ecuador, S.A.	Repsol Exploración Tobago, S.A.	Portfolio company	F.C.	100.00	100.00	0.1	16.8	2.5	—	19.4
Oleoducto de Crudos Pesados, Ltd.	Cayman Islands	Repsol YPF OCP de Ecuador, S.A.	-	Other	E.M.	29.66	29.66	76.3	(12.2)	2.8	—	19.8
Repsol Exploración Securé, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	1.9	(0.5)	—	—	1.4
Repsol Exploración Perú, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	15.8	111.6	10.6	—	138.0
Perú LNG Company, LLC.	Peru	Repsol Exploración Perú, S.A.	-	Gas supply and/or logistics	E.M.	20.00	20.00	182.6	(15.1)	(11.2)	—	31.3
TGP, S.A.	Peru	Perú Pipeline Holding Co. LLC	-	Gas supply and/or logistics	E.M.	10.00	10.00	158.2	5.7	4.2	—	16.8
Repsol YPF Oriente Medio, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	0.2	(0.1)	(13.7)	—	(13.6)
Repsol Exploración México S.A. de C.V.	Mexico	Repsol Exploración, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	16.9	14.3	(8.5)	—	22.7
Servicios Administrativos Cuenca de Burgos S.A. de C.V.	Mexico	Repsol Exploración, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	—	0.1	0.0	—	0.1
Repsol Exploración Kazakhstán, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	0.2	(0.1)	(1.3)	—	(1.1)
Repsol Exploración Tobago, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	0.2	(0.1)	(0.3)	—	(0.2)

LIST OF SIGNIFICANT SUBSIDIARIES

Name	Country	Parent	Other Shareholders	Line of Business	Consolidation Method (4)	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2006 Profit (Loss)	Interim Dividend	Assets Owned
Repsol Exploración Sierra Leona, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	2.8	(1.4)	(0.9)	—	0.5
Repsol Exploración Suriname, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	—	—	4.3	—	4.3
Termobarrancas, C.A.	Venezuela	Repsol Exploración, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	5.9	(1.9)	(4.2)	—	(0.1)
Repsol Exploración Venezuela, B.V.	Netherlands	Repsol Exploración, S.A.	-	Portfolio company	F.C.	100.00	100.00	208.4	(151.4)	47.5	—	104.5
Calio LLC	Venezuela	Repsol Exploración Venezuela, B.V.	-	Oil and gas exploration and production	F.C.	100.00	100.00	15.8	1.6	4.7	—	22.1
Repsol YPF Venezuela, S.A.	Venezuela	Repsol Exploración Venezuela, B.V.	-	Oil and gas exploration and production	F.C.	100.00	100.00	12.5	28.0	126.1	—	166.6
Repsol YPF Venezuela Gas	Venezuela	Repsol YPF Venezuela, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	—	0.4	(2.7)	—	(2.3)
Cardón IV	Venezuela	Repsol YPF Venezuela Gas S.A.	-	Oil and gas exploration and production	P.C.	50.00	50.00	—	—	(9.8)	—	(4.9)
Petroquiriquire, S.A.	Venezuela	Repsol YPF Venezuela, S.A.	-	Oil and gas exploration and production	P.C.	40.00	40.00	0.4	—	114.5	—	45.9
Quiriquire Gas, S.A.	Venezuela	Repsol YPF Venezuela, S.A.	-	Oil and gas exploration and production	P.C.	60.00	60.00	0.4	—	—	—	0.2
Repsol Exploración Guinea, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	0.1	1.9	(1.7)	—	0.2
BPRY Caribbean Ventures LLC	Trinidad & Tobago	Repsol Exploración, S.A.	-	Portfolio company	P.C.	30.00	30.00	929.3	(1,408.4)	607.4	—	38.5
BP Amoco Trinidad & Tobago, LLG	Trinidad & Tobago	BPRY Caribbean Ventures LLC	-	Oil and gas exploration and production	P.C.	30.00	100.00	128.3	(947.4)	723.1	(607.4)	(211.0)
Dubai Marine Areas, Ltd. (DUMA)	UK	Repsol Exploración, S.A.	-	Oil and gas exploration and production	P.C.	50.00	50.00	—	125.2	(107.6)	—	8.8
Repsol Investigaciones Petrolíferas, S.A.	Spain	Repsol Exploración, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	225.9	353.2	19.9	—	599.0
EniRepsa Gas Limited	Saudi Arabia	Repsol Exploración, S.A.	-	Gas supply and/or logistics	E.M.	30.00	30.00	69.1	(29.6)	(4.8)	—	10.4
Repsol USA Holdings Corp	US	Repsol Exploración, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	1,750.4	—	(57.5)	—	1,692.9
Repsol Services Company	US	Repsol USA Holdings Corp	-	Oil and gas exploration and production	F.C.	100.00	100.00	—	—	(0.1)	—	(0.1)
Repsol E&P USA, Inc.	US	Repsol USA Holdings Corp	-	Oil and gas exploration and production	F.C.	100.00	100.00	1,750.4	(7.2)	(49.1)	—	1,694.2
Repsol Energy North America Corp.	US	Repsol USA Holdings Corp	-	L.N.G. marketing	F.C.	100.00	100.00	—	—	(1.2)	—	(1.2)
Repsol Offshore E&P Inc.	US	Repsol USA Holdings Corp	-	Oil and gas exploration and production	F.C.	100.00	100.00	—	—	—	—	—
West Siberian Resources Ltd.	Russia	Repsol Exploración, S.A.	-	Gas supply and/or logistics	E.M.	10.12	10.12	329.0	28.4	18.5	—	38.0
Repsol YPF Perú, BV	Netherlands	Repsol YPF, S.A.	-	Portfolio company	F.C.	100.00	100.00	95.2	47.6	24.42	—	167.2
Grupo Repsol YPF del Perú, S.A.C.	Peru	Repsol YPF Perú, B.V.	-	Portfolio company	F.C.	100.00	100.00	0.4	0.5	(0.4)	—	0.4
Refinería La Pampilla, S.A.	Peru	Repsol YPF Perú, B.V.	-	Refining	F.C.	51.03	51.03	111.6	55.8	13.56	—	92.4
Repsol Comercial, S.A.C.	Peru	Refinería La Pampilla, S.A.	-	Marketing of fuels	F.C.	51.03	100.00	21.2	(19.5)	10.54	—	6.2
Repsol YPF Marketing S.A.C.	Peru	Repsol YPF Perú, B.V.	-	Marketing of fuels and specialties	F.C.	100.00	100.00	2.5	(0.2)	3.24	—	5.6
Repsol YPF Comercial del Ecuador, S.A.	Ecuador	Repsol YPF, S.A.	Duragas, S.A.	Marketing of oil and gas	F.C.	100.00	100.00	53.1	(9.0)	1.64	—	45.7
Combustibles Industriales Oil Trader, S.A.	Ecuador	Repsol YPF Comercial Ecuador, S.A.	-	Marketing of oil and gas	F.C.	100.00	100.00	3.9	(2.0)	0.78	—	2.6
Repsol International Finance B.V.	Netherlands	Repsol YPF, S.A.	-	Finance and holding company	F.C.	100.00	100.00	279.6	744.0	293.1	—	1,316.7
Repsol LNG Port of Spain, B.V.	Netherlands	Repsol International Finance B.V.	-	Portfolio company	F.C.	100.00	100.00	—	—	90.4	—	90.4
Atlantic 1 Holdings, LLC	Trinidad & Tobago	Repsol LNG Port of Spain, B.V.	-	Portfolio company	E.M.	20.00	20.00	185.2	—	421.4	(421.4)	37.0
Atlantic LNG Co. of Trinidad & Tobago (3)	Trinidad & Tobago	Atlantic 1 Holdings, LLC	-	Gas supply and/or logistics	E.M.	20.00	100.00	185.2	197.8	340.8	(421.4)	60.5
Repsol International Capital, Ltd.	Cayman Islands	Repsol International Finance B.V.	-	Finance	F.C.	100.00	100.00	0.7	(284.3)	(12.9)	—	(296.5)
Repsol Investeringen, B.V.	Netherlands	Repsol International Finance B.V.	-	Portfolio company	F.C.	100.00	100.00	—	—	—	—	—
Repsol Netherlands Finance, B.V.	Netherlands	Repsol International Finance B.V.	Repsol Investeringen, B.V.	Finance	F.C.	100.00	100.00	—	(9.0)	(21.8)	—	(30.8)
Repsol YPF Capital, S.L.	Spain	Repsol International Finance B.V.	Repsol YPF, S.A.	Portfolio company	F.C.	100.00	100.00	463.8	26.0	49.8	—	539.6
Caveant, S.A.	Argentina	Repsol YPF Capital, S.L.	Repsol YPF, S.A.	Investment company	F.C.	100.00	100.00	8.5	63.5	16.4	—	88.4
Gaviota RE	Luxembourg	Repsol International Finance B.V.	Repsol Investeringen, B.V.	Reinsurance	F.C.	100.00	100.00	13.6	—	—	—	13.6
Greenstone Assurance, Ltd.	Bermuda	Gaviota RE	-	Reinsurance	F.C.	100.00	100.00	5.4	—	—	—	5.4
Repsol (UK) Ltd.	UK	Repsol International Finance B.V.	-	In liquidation	E.M.	100.00	100.00	20.3	(19.0)	0.1	—	1.4
Repsol Canada Ltd.	Canada	Repsol International Finance B.V.	-	L.N.G. regasification	F.C.	100.00	100.00	—	1.3	(2.0)	—	(0.7)
Repsol Canada LNG, Ltd.	Canada	Repsol International Finance B.V.	-	L.N.G. regasification	F.C.	100.00	100.00	—	37.0	(6.2)	—	30.8
Repsol Energy Canada, Ltd.	Canada	Repsol International Finance B.V.	-	L.N.G. marketing	F.C.	100.00	100.00	—	(0.8)	(1.2)	—	(2.0)
Repsol Occidental Corporation	US	Repsol International Finance B.V.	-	Oil and gas exploration and production	P.C.	25.00	25.00	0.4	35.2	152.0	(154.0)	8.4
Repsol Química, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Production and sale of petrochemicals	F.C.	100.00	100.00	60.5	(20.5)	(2.5)	—	37.5
Polidux, S.A.	Spain	Repsol Química, S.A.	Repsol YPF, S.A.	Production and sale of petrochemicals	F.C.	99.99	100.00	17.4	(5.8)	(1.2)	—	10.4
Repsol Bronderslev A/S	Denmark	Repsol Química, S.A.	-	Production and sale of petrochemicals	F.C.	100.00	100.00	3.1	5.4	0.9	—	9.4
Repsol Polívar, SPA	Italy	Repsol Bronderslev, A/S	-	Production and sale of petrochemicals	F.C.	100.00	100.00	0.5	0.8	(0.9)	—	0.4
General Química, S.A.	Spain	Repsol Química, S.A.	Repsol Investigaciones Petrolíferas S.A.	Production and sale of petrochemicals	F.C.	100.00	100.00	3.0	36.1	(7.5)	—	31.6
Cogeneración Gequisa, S.A.	Spain	General Química, S.A.	-	Production of electricity and steam	E.M.	39.00	39.00	1.8	2.5	(0.5)	—	1.5
Dynasol Elastómeros, S.A.	Spain	Repsol Química, S.A.	-	Production and marketing of chemicals	P.C.	50.01	50.01	16.8	34.4	(2.2)	—	24.5
Dynasol Elastómeros, S.A. de C.V.	Mexico	Repsol Química, S.A.	-	Production and marketing of chemicals	E.M.	49.99	49.99	58.7	2.2	3.8	—	32.3
Dynasol Gestión, S.A.	Spain	Repsol Química, S.A.	-	Production of chemicals	E.M.	50.00	50.00	0.1	0.4	0.2	—	0.4
Dynasol LLC	US	Repsol Química, S.A.	-	Marketing of petrochemicals	E.M.	50.00	50.00	—	—	—	—	—
Repsol Polimeros LDA	Portugal	Repsol Química, S.A.	Repsol Lusitania, S.L.	Production and sale of petrochemicals	F.C.	100.00	100.00	268.4	22.6	44.6	—	335.6
Repsol Electricidade e Calor, ACE	Portugal	Repsol Polimeros LDA	-	Electricity production	E.M.	66.67	66.67	0.0	0.0	—	—	0.0
Polymer Technology Inc.	US	Repsol Química, S.A.	-	Technology licence	E.M.	70.00	70.00	—	—	—	—	—
Polymed	Algeria	Repsol Química, S.A.	-	Production of polyethylene	E.M.	26.95	26.95	46.0	25.7	—	—	19.3
Repsol Chemie Deutchland GmbH	Germany	Repsol Química, S.A.	-	Marketing of chemicals	F.C.	100.00	100.00	0.1	0.6	0.6	—	1.3
Repsol Lusitania, S.L.	Spain	Repsol YPF, S.A.	Repsol Química, S.A.	Portfolio company	F.C.	100.00	100.00	—	—	(1.2)	—	(1.2)
Repsol Italia, SpA	Italy	Repsol YPF, S.A.	-	Marketing of oil products	F.C.	100.00	100.00	2.4	13.5	5.7	—	21.6
Gas Natural SDG, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A./Repsol Exploracion, S.A.	Distribution of gas	P.C.	30.85	30.85	447.8	3,909.4	745.4	(165.7)	1,522.8
Sagane, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas supply	P.C.	30.85	100.00	94.8	14.2	137.8	—	76.1
Europe Maghreb Pipeline, Ltd. (EMPL) (2)	UK	Sagane, S.A.	-	Gas transmission	P.C.	22.39	72.60	0.1	57.6	115.1	(50.8)	27.3
Metragaz, S.A. (2)	Morocco	Sagane, S.A.	-	Gas transmission	P.C.	22.31	72.33	3.4	0.9	0.5	—	1.1
Gas Natural transporte SDG, S.L. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	15.0	42.2	9.0	(6.6)	18.4
Gas Natural Exploración, S.L. (2)	Spain	Gas Natural SDG, S.A.	La Energía, S.A.	Oil and gas research and exploration	P.C.	30.85	100.00	15.4	(0.1)	(4.9)	—	3.2
Repsol-Gas Natural LNG	Spain	Repsol YPF, S.A.	Gas Natural SDG, S.A.	Gas transmission	P.C.	65.42	100.00	2.0	—	0.5	—	1.6
Gas Natural Soluciones, S.L. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.C.	30.85	100.00	6.2	3.3	0.1	—	3.0
Iradia Climatización AIE (2)	Spain	Gas Natural Soluciones, S.L.	Gas Natural Servicios SDG, S.A.	Energy management	P.C.	30.85	100.00	0.3	0.1	—	—	0.1
Kromschroeder, S.A. (3)	Spain	Gas Natural SDG, S.A.	-	Finance and other activities	E.M.	13.12	42.52	0.7	10.4	0.5	—	1.5
Gas Natural Castilla y León, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	27.79	90.10	6.3	78.5	15.9	—	28.0
Gas Natural Castilla La Mancha, S.A. (2)	Spain	Gas Natural SDG, S.A.	-	Distribution of gas	P.C.	29.30	95.00	26.8	16.7	1.8	—	13.3
Gas Natural Distribución SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	101.0	1,005.1	269.1	(192.1)	364.9
Gas Natural Distribución Eléctrica, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	1.2	(0.4)	(0.3)	—	0.2
Electra de Abusejo, S.L. (2)	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	0.1	—	—	—	0.0
Distribuidora eléctrica Navasfrías, S.L.(2)	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.C.	30.85	100.00	0.2	—	—	—	0.1
Gas Natural Rioja, S.A.(2)	Spain	Gas Natural SDG, S.A.	-	Distribution of gas	P.C.	26.99	87.50	2.7	8.9	2.3	—	3.8
Gas Navarra, S.A. (2)	Spain	Gas Natural SDG, S.A.	-	Distribution of gas	P.C.	27.76	89.99	3.6	27.1	5.9	—	10.2
Gas Galicia SDG, S.A.(2)	Spain	Gas Natural SDG, S.A.	-	Distribution of gas	P.C.	19.12	62.00	32.6	5.4	0.2	—	7.3
Gas Natural La Coruña, S.A.(2)	Spain	Gas Galicia SDG, S.A.	-	Distribution of gas	P.C.	17.40	91.00	2.3	(0.4)	(0.5)	—	0.2
Gas Aragón, S.A. (3)	Spain	Gas Natural SDG, S.A.	-	Distribution of gas	E.M.	10.80	35.00	5.9	16.8	9.4	—	3.5
La Propagadora del Gas, S.A. (2)	Spain	Gas Natural SDG, S.A.	Holding Gas Natural, S.A.	Portfolio company	P.C.	30.85	100.00	0.2	1.2	0.1	—	0.5
Gas Natural Informática, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Computer services	P.C.	30.85	100.00	19.9	4.9	0.8	—	7.9
Gas Natural Andalucía, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.85	100.00	12.4	41.3	3.5	—	17.6
Compañía Auxiliar de Industrias Varias, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.C.	30.85	100.00	0.3	1.4	—	—	0.5
La Energía, S.A.(2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity cogeneration	P.C.	30.85	100.00	10.7	0.9	(0.2)	—	3.5
A.I.E. Ciudad Sanitaria Vall d’ Hebrón (2)	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	25.06	81.25	1.7	0.1	(0.9)	—	0.2
Sociedad de Tratamiento Hornillos, S.L.(2)	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	24.68	80.00	1.2	1.1	0.2	—	0.6
UTE La Energía-GNE (2)	Spain	La Energía, S.A.	Gas Natural Electricidad SDG, S.A.	Electricity cogeneration	P.C.	30.85	100.00	1.4	—	0.3	—	0.5

LIST OF SIGNIFICANT SUBSIDIARIES

Name	Country	Parent	Other Shareholders	Line of Business	Consolidation Method (4)	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2006 Profit (Loss)	Interim Dividend	Assets Owned
AECS Hospital Trias i Pujol AIE	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	15.42	50.00	0.9	0.1	(0.2)	—	0.1
Sociedad de Tratamiento La Andaya, S.L.	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	13.88	45.00	1.1	1.2	0.6	—	0.4
AECS Hospital Bellvitge AIE	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	15.42	50.00	0.9	(0.5)	(0.3)	—	0.0
Tratamiento Almazán, S.L. (2)	Spain	La Energía, S.A.	-	Electricity cogeneration	P.C.	27.76	89.99	2.8	—	(0.0)	—	0.8
Gas Natural Comercializadora, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of gas and industrial electricity	P.C.	30.85	100.00	2.4	29.7	33.8	—	20.3
Invergas Puerto Rico, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	5.1	(1.6)	(0.8)	—	0.8
Buenergía Gas & Power Ltd. (2)	Cayman Islands	Invergas Puerto Rico,S.A.	-	Portfolio company	P.C.	29.30	95.00	0.1	(76.8)	10.5	—	(19.4)
Ecoeléctrica Holdings Ltd.	Puerto Rico	Buenergía Gas & Power Ltd.	-	Portfolio company	P.C.	14.65	50.00	63.2	4.0	15.8	(20.4)	9.2
Ecoeléctrica Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.	-	Portfolio company	P.C.	14.65	100.00	0.6	—	0.2	(0.2)	0.1
Ecoeléctrica LP Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.	Ecoeléctrica Ltd.	Electricity production	P.C.	14.65	100.00	63.2	(7.0)	51.4	(12.1)	14.0
Gas Natural Servicios SDG, S.A.(2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of domestic gas and electricity	P.C.	30.85	100.00	2.9	2.8	2.3	—	2.5
UTE GNS-Dalkia Energia	Spain	Gas Natural Servicios SDG, S.A.	-	Energy management	P.C.	15.42	50.00	—	(0.3)	—	—	(0.0)
Gas Natural Electricidad SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity production and retailing	P.C.	30.85	100.00	32.8	(0.6)	(6.0)	—	8.1
Gas Natural Corporación Eólica, S.L.(2)	Spain	Gas Natural Electricidad SDG, S.A.	La Energía, S.A.	Wind power production	P.C.	30.85	100.00	5.5	(2.6)	1.2	—	1.3
Gas Natural Eólica, S.A. (2)	Spain	Gas Natural Corporación Eólica, S.L.	La Propagadora del Gas, S.A.	Wind power production	P.C.	30.85	100.00	6.0	0.2	2.3	(1.6)	2.1
Corporación Eólica Zaragoza, S.L. (2)	Spain	Gas Natural Eólica, S.A.	-	Wind power production	P.C.	20.98	68.00	2.5	0.2	1.0	—	0.8
Montouto 2000, S.A.	Spain	Gas Natural Eólica, S.A.	-	Wind power production	P.C.	15.12	49.00	6.0	0.6	2.4	—	1.4
Explotaciones Eólicas Sierra de Utrera	Spain	Gas Natural Eólica, S.A.	-	Wind power production	P.C.	15.42	50.00	2.7	2.8	4.0	—	1.5
Enervent, S.A. (3)	Spain	Gas Natural Eólica, S.A.	-	Electricity generation and trading	E.M.	8.02	26.00	2.4	(0.8)	1.8	—	0.3
Burgalesa de Generación Eólica, S.A. (3)	Spain	Gas Natural Eólica, S.A.	-	Electricity generation and trading	E.M.	7.48	24.24	1.5	0.3	0.2	—	0.1
Desarrollo de Energías Renovables, S.A. (2)	Spain	Gas Natural Corporación Eólica, S.L.	-	Wind power production	P.C.	30.85	100.00	42.2	121.3	12.8	(2.7)	53.6
Aplicaciones y Proyectos energéticos, S.A.(2)	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	30.85	100.00	0.1	0.1	—	—	0.0
Boreas Eólica, S.A. (2)	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	30.70	99.52	5.2	5.1	2.0	—	3.8
Los Castrios, S.A.	Spain	Boreas Eólica, S.A.	-	Wind power production	P.C.	10.23	33.33	2.2	—	1.0	—	0.3
Molinos de Valdebezana, S.A. (2)	Spain	Boreas Eólica, S.A.	-	Wind power production	P.C.	18.42	60.00	0.1	—	—	—	0.0
Desarrollo de Energias Renovables Castilla La Mancha, S.A. (2)	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	30.85	100.00	0.1	—	0.3	—	0.1
Sistemas Energéticos La Muela, S.A. (3)	Spain	Desarrollo de Energías Renovables, S.A.	-	Electricity generation and trading	E.M.	6.17	20.00	3.1	1.7	2.4	—	0.4
Sistemas Energéticos Mas Garullo, S.A. (3)	Spain	Desarrollo de Energías Renovables, S.A.	-	Electricity generation and trading	E.M.	5.55	18.00	1.5	0.7	1.8	—	0.2
Boreas Eólica 2, S.A. (2)	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	27.76	90.00	2.6	4.5	2.0	—	2.5
Desarrollo de Energías Renovables de Navarra, S.A.	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	15.42	50.00	9.9	25.8	12.2	—	7.4
Desarrollo de Energías Renovables de La Rioja, S.A.	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	11.18	36.25	16.5	1.2	7.2	(1.5)	2.6
Molinos del Cidacos, S.A.	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	15.42	50.00	10.3	8.3	9.1	—	4.3
Molinos de La Rioja, S.A.	Spain	Desarrollo de Energías Renovables, S.A.	-	Wind power production	P.C.	10.28	33.33	3.0	2.7	1.5	—	0.7
Molinos de Linares, S.A.	Spain	Molinos de La Rioja, S.A.	-	Wind power production	P.C.	7.71	75.00	0.1	—	—	—	0.0
Energy way Produçao de energía, LDA (2)	Portugal	Gas Natural Electricidad SDG, S.A.	-	Wind power production	P.C.	30.85	100.00	—	—	—	—	—
Lantarón Energía S.L. (2)	Spain	Gas Natural Electricidad SDG, S.A.	La Propagadora del Gas, S.A.	Electricity generation	P.C.	30.85	100.00	—	—	—	—	—
Desarrollo del Cable, S.A.(2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Telecommunications	P.C.	30.85	100.00	21.1	20.5	8.1	—	15.3
Gas Natural Cantabria SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	27.89	90.41	3.2	27.9	1.0	—	9.0
Gas Natural Murcia SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.83	99.94	19.4	(2.4)	(3.1)	—	4.3
Gas Natural Cegas S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Distribution of gas	P.C.	30.84	99.99	25.5	67.9	5.9	—	30.6
Gas Natural Aprovisionamientos SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	Sagane, S.A.	Gas supply	P.C.	30.85	100.00	0.6	(14.2)	17.9	—	1.3
Gas Natural Finance, BV (2)	Netherlands	Gas Natural SDG, S.A.	-	Finance	P.C.	30.85	100.00	—	2.3	0.4	—	0.8
Holding Gas Natural, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	0.3	0.2	—	—	0.2
Gas Natural Sao Paulo Sul, S.A. (2)	Brazil	Gas Natural, SDG, S.A.	Gas Natural Servicios SDG, S.A.	Distribution of gas	P.C.	30.85	100.00	346.4	(183.7)	2.1	(1.3)	50.4
Gas Natural International, Ltd. (2)	Republic of Ireland	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	P.C.	30.85	100.00	25.4	11.9	0.7	—	11.7
Natural RE, S.A.(2)	Luxembourg	Gas Natural International, Ltd.	Holding Gas Natural, S.A.	Insurance	P.C.	30.85	100.00	3.1	(0.5)	3.4	—	1.9
Gas Natural Internacional SDG, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	P.C.	30.85	100.00	349.5	4.4	15.3	—	113.9
Natural Energy, S.A. (2)	Argentina	Gas Natural Internacional SDG, S.A.	La Propagadora del Gas, S.A.	Marketing of gas	P.C.	22.21	72.00	—	1.3	1.7	—	0.7
CEG Rio, S.A. (2)	Brazil	Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Marketing of gas	P.C.	18.39	59.61	22.8	28.6	4.6	(2.2)	9.9
Companhia Distribuidora de Gás do Rio de Janeiro S.A. (2)	Brazil	Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Distribution of gas	P.C.	16.71	54.17	147.7	97.2	16.6	(21.2)	40.1
Gas Natural Commercialisation France, S.A.S. (2)	France	Gas Natural Internacional SDG, S.A.	-	Marketing of gas	P.C.	30.85	100.00	—	(4.0)	2.0	—	(0.6)
Gas Natural Puerto Rico, Inc.(2)	Puerto Rico	Gas Natural Internacional SDG, S.A.	-	Portfolio company	P.C.	30.85	100.00	1.5	(0.4)	(0.3)	—	0.2
Invergas, S.A. (2)	Argentina	Gas Natural Internacional, SDG, S.A.	-	Portfolio company	P.C.	22.21	72.00	48.9	60.6	0.0	—	24.3
Gas Natural Ban, S.A.(2)	Argentina	Invergas, S.A.	Gas Natural Argentina SDG, S.A.	Transmission and distribution of gas	P.C.	15.55	70.00	214.7	(151.1)	4.2	(13.4)	8.5
Gas Natural Argentina SDG, S.A. (2)	Argentina	Gas Natural Internacional, SDG, S.A.	-	Portfolio company	P.C.	22.21	72.00	105.0	(23.4)	0.0	—	18.1
Gas Natural do Brasil S.A. (2)	Brazil	Gas Natural Internacional, SDG, S.A.	Gas Natural Servicios SDG, S.A.	Electricity production and retailing	P.C.	30.84	99.99	0.6	(1.8)	0.1	—	(0.3)
Gas Natural Serviços, S.A. (2)	Brazil	Gas Natural Internacional, SDG, S.A.	Gas Natural do Brasil S.A.	Services	P.C.	30.85	100.00	1.7	0.4	0.5	(0.2)	0.7
Gas Natural México, S.A. de C.V. (2)	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Transmission and distribution of gas	P.C.	26.76	86.75	470.7	(167.2)	2.6	—	81.9
Comercializadora Metrogas S.A. de C.V. (2)	Mexico	Gas Natural México, S.A. de C.V.	Sistemas de Administración y Servicios, S.A. de C.V.	Distribution of gas	P.C.	26.76	100.00	128.1	(61.8)	2.2	—	18.3
Adm. Servicios Energía México, S.A. de C.V. (2)	Mexico	Comercializadora Metrogas S.A. de C.V.	-	Services	P.C.	26.76	100.00	—	(0.3)	—	—	(0.1)
Energía y Confort Admón. de Personal, S.A. de C.V. (2)	Mexico	Gas Natural México, S.A. de C.V.	Gas Natural Internacional SDG, S.A.	Services	P.C.	26.84	100.00	—	0.2	(0.4)	—	(0.0)
Gas Natural Servicios, S.A. de C.V. (2)	Mexico	Gas Natural México, S.A. de C.V.	Gas Natural Internacional SDG, S.A.	Services	P.C.	26.76	100.00	6.1	(3.1)	1.8	—	1.3
Transnatural, SRL de C.V.	Mexico	Gas Natural México, S.A. de C.V.	-	Transmission and marketing of gas	P.C.	13.38	50.00	10.3	(10.2)	(3.4)	—	(0.4)
CH4 Energía, S.A de C.V.	Mexico	Gas Natural México, S.A. de C.V.	-	Transmission and marketing of gas	P.C.	13.38	50.00	0.6	0.7	0.6	—	0.3
Gas Natural Vendita Italia, S.p.A. (2)	Italy	Gas Natural Internacional SDG, S.A.	-	Marketing of gas	P.C.	30.85	100.00	2.1	5.9	(4.5)	—	1.1
Gas Natural Distribuzione S.p.A. (2)	Italy	Gas Natural Internacional SDG, S.A.	-	Portfolio company and distribution of gas	P.C.	30.85	100.00	4.7	119.1	(4.2)	—	36.9
Gasdotti Azienda Siciliana, S.p.A. (2)	Italy	Gas Natural Distribuzione S.p.A.	Treasury shares	Distribution of gas	P.C.	27.76	90.00	0.5	23.0	(3.1)	—	5.7
Agragas, S.p.A.(2)	Italy	Gas Natural Distribuzione S.p.A.	Treasury shares	Distribution of gas	P.C.	27.76	90.00	0.1	35.2	(0.6)	—	9.6
Normanna Gas, S.p.A.(2)	Italy	Gas Natural Distribuzione S.p.A.	Treasury shares	Distribution of gas	P.C.	27.76	90.00	0.1	28.7	(0.3)	—	7.9
Congas Servizi Consorzio Gas Acqua Servizi, S.p.A. (2)	Italy	Normanna Gas, S.p.A.	Agragas, S.p.A./Gasdotti Azienda Siciliana, S.p.A.	Marketing of gas	P.C.	27.77	100.00	0.1	1.1	(0.0)	—	0.3
Gas Natural Italia S.p.A. (2)	Italy	Gas Natural Distribuzione S.p.A.	-	Portfolio company	P.C.	30.85	100.00	0.1	0.1	0.2	—	0.1
Nettis Gestioni, S.R.L. (2)	Italy	Gas Natural Distribuzione S.p.A.	-	Distribution of gas	P.C.	30.85	100.00	0.1	1.9	1.0	—	0.9
SCM a.r.l. Societa Consortile di Metannizzazione, a.r.l. (2)	Italy	Gas Natural Distribuzione S.p.A.	Nettis Gestioni, S.R.L.	Distribution of gas	P.C.	30.85	100.00	0.8	(0.0)	0.3	—	0.3
Smedigas, S.p.A. (2)	Italy	Gas Natural Internacional SDG, S.A.	-	Distribution of gas	P.C.	30.85	100.00	0.6	20.8	(0.6)	—	6.4
Gas Natural Rigassificazione Italia, S.p.A. (2)	Italy	Gas Natural Internacional SDG, S.A.	-	Distribution of gas	P.C.	30.85	100.00	0.1	—	—	—	0.0
Sistemas Administración y Servicios, S.A. de C.V. (2)	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Services	P.C.	26.84	87.00	—	0.2	0.0	—	0.1
Natural Servicios, S.A. (2)	Argentina	Gas Natural Internacional, SDG, S.A.	-	Gas installation work	P.C.	22.21	72.00	2.1	(1.2)	0.3	—	0.3
Serviconfort Colombia S.A. (2)	Colombia	Gas Natural Internacional, SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.C.	30.85	99.99	0.2	0.1	0.5	—	0.2
Gas Natural, S.A. ESP (2)	Colombia	Gas Natural Internacional, SDG, S.A.	-	Distribution of gas	P.C.	18.22	59.06	10.9	146.4	52.0	—	38.1
Gas Natural Cundiboyacense, S.A. ESP (2)	Colombia	Gas Natural, S.A. ESP	-	Distribution of gas	P.C.	14.11	77.45	1.1	6.9	2.6	—	1.5
Gas Natural del Oriente, S.A. ESP (2)	Colombia	Gas Natural, S.A. ESP	-	Distribution of gas	P.C.	9.93	54.50	9.2	20.3	7.4	(9.5)	2.7
Gases de Barrancabermeja, S.A. ESP (2)	Colombia	Gas Natural del Oriente, S.A. ESP	-	Distribution of gas	P.C.	9.93	99.99	1.3	1.4	0.3	—	0.3
Portal Gas Natural S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	E-business	P.C.	30.85	100.00	8.0	0.5	0.2	—	2.7
Portal del Instalador, S.A. (2)	Spain	Portal Gas Natural, S.A.	Repsol YPF, S.A.	Services	P.C.	33.14	85.00	1.3	(0.2)	0.2	—	0.4
Torre Marenostrum, S.A. (3)	Spain	Gas Natural SDG, S.A.	-	Finance and other activities	E.M.	13.88	45.00	5.3	15.7	(0.4)	—	2.9
Central Térmica la Torrecilla, S.A.	Spain	Gas Natural SDG, S.A.	-	Electricity cogeneration	P.C.	15.42	50.00	1.2	—	—	—	0.2
Gas Natural Capital Markets, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	P.C.	30.85	100.00	0.1	0.9	—	—	0.3
Gas Natural Comercial LNG, S.L. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Marketing of domestic gas	P.C.	30.85	100.00	—	—	0.2	—	0.1
Petroleum Oil & Gas España, S.A. (2)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Oil and gas exploration	P.C.	30.85	100.00	1.3	13.7	(1.8)	—	4.1
YPF, S.A.	Argentina	Repsol YPF, S.A.	Repsol YPF Capital/ CAVEANT/R. Exploración	Oil and gas exploration and production	F.C.	99.04	99.04	4,131.5	791.3	1,101.5	—	5,966.4
YPF International, S.A.	Bolivia	YPF, S.A.	Repsol YPF Bolivia/Repsol YPF E&P Bolivia	Portfolio company	F.C.	99.04	100.00	181.7	(99.0)	10.1	—	91.8

LIST OF SIGNIFICANT SUBSIDIARIES

Name	Country	Parent	Other Shareholders	Line of Business	Consolidation Method (4)	% of Total Ownership		Amount in Millions of Euros
						% of Direct Ownership	% of Control	Share Capital	Reserves	2006 Profit (Loss)	Interim Dividend	Assets Owned
YPF Jambi Merang, B.V.	Netherlands	YPF International, S.A.	-	Oil and gas exploration and production	F.C.	99.04	100.00	0.1	(0.1)	—	—	0.0
YPF Ecuador Inc.	Cayman Islands	YPF International, S.A.	-	Oil and gas exploration and production	F.C.	99.04	100.00	0.8	(0.8)	—	—	—
YPF Malaysia, Ltd.	Cayman Islands	YPF International, S.A.	-	Oil and gas exploration and production	F.C.	99.04	100.00	0.0	(15.1)	(0.1)	—	(15.0)
Maxus Guyana, Ltd.	Cayman Islands	YPF International, S.A.	-	Oil and gas exploration and production	F.C.	99.04	100.00	0.0	(3.0)	(0.2)	—	(3.1)
Oil Enterprise, Ltd. (SPE)	Cayman Islands	YPF, S.A.	-	Special purpose entity	F.C.	99.04	100.00	—	(21.3)	10.8	—	(10.4)
Oil International, Ltd. (SPE)	Cayman Islands	YPF, S.A.	-	Special purpose entity	F.C.	99.04	100.00	—	—	—	—	—
YPF Holdings Inc.	US	YPF, S.A.	-	Portfolio company	F.C.	99.04	100.00	412.7	(525.7)	(62.3)	—	(173.7)
CLH Holdings	US	YPF Holdings Inc.	-	Finance	F.C.	99.04	100.00	103.8	(182.6)	(32.3)	—	(110.1)
Tierra Solutions Inc.	US	CLH Holdings	-	Other	F.C.	99.04	100.00	103.8	(182.6)	(32.3)	—	(110.1)
Maxus Energy Corporation	US	YPF Holdings Inc.	-	Oil and gas exploration and production	F.C.	99.04	100.00	213.4	(337.2)	(47.7)	—	(169.8)
Maxus US Exploration Co.	US	Maxus Energy Corporation	-	Oil and gas exploration and production	F.C.	99.04	100.00	1.4	(106.1)	(8.9)	—	(112.5)
Maxus International Energy Co.	US	Maxus Energy Corporation	-	Other	F.C.	99.04	100.00	24.6	(29.9)	0.0	—	(5.2)
Gateway Coal Company	US	Maxus Energy Corporation	-	Other	F.C.	99.04	100.00	(8.6)	0.6	(0.4)	—	(8.3)
Compañía Mega	Argentina	YPF, S.A.	-	Gas fractionation	P.C.	37.64	38.00	154.1	25.4	156.7	—	126.5
Operadora de Estaciones de Servicio, S.A. OPESSA	Argentina	YPF, S.A.	Repsol YPF Gas, S.A.	Marketing of oil and gas	F.C.	98.90	99.85	90.8	(53.4)	11.5	—	48.4
YPF Inversora Energética, S.A.	Argentina	YPF, S.A.	Astra Evangelista, S.A.	Portfolio company	F.C.	99.04	100.00	—	—	—	—	—
Gas Argentino, S.A. (GASA)	Argentina	YPF Inversora Energética, S.A.	-	Portfolio company	E.M.	44.89	45.33	235.2	(336.3)	55.6	—	(20.4)
Metrogas, S.A.	Argentina	Gas Argentino, S.A. (GASA)	-	Distribution of gas	E.M.	31.43	70.00	432.2	(485.0)	87.1	—	10.8
Oiltanking Ebytem, S.A.	Argentina	YPF, S.A.	-	Transmission and storage of oil and gas	E.M.	29.71	30.00	8.9	5.5	(1.7)	—	3.8
A&C Pipeline Holding	Cayman Islands	YPF, S.A.	-	Finance	E.M.	17.83	18.00	—	—	—	—	—
Oleoducto Transandino Argentino, S.A. (3)	Argentina	A&C Pipeline Holding	YPF,S.A.	Oil pipeline construction and operation	E.M.	17.83	100.00	34.5	(20.9)	—	—	2.4
Oleoducto Trasandino Chile, S.A. (3)	Chile	A&C Pipeline Holding	-	Oil pipeline construction and operation	E.M.	17.83	100.00	11.1	(5.2)	0.0	—	1.1
Gasoducto del Pacífico Argentina, S.A.	Argentina	Gasoducto del Pacífico (Cayman) S.A.	YPF,S.A.	Gas pipeline construction and operation	E.M.	8.67	10.00	94.1	(55.4)	6.6	—	3.9
Profertil, S.A.	Argentina	YPF, S.A.	-	Production and sale of gas products	P.C.	49.52	50.00	270.3	(99.8)	102.1	—	135.0
Refinerías del Norte, S.A. (REFINOR)	Argentina	YPF, S.A.	-	Refining and marketing of oil products	P.C.	49.52	50.00	76.6	45.4	21.7	(24.0)	59.3
Terminales Marítimas Patagónicas, S.A.	Argentina	YPF, S.A.	-	Logistics of oil derivative products	E.M.	32.83	33.15	10.9	16.7	5.4	—	10.8
Oleoductos del Valle, S.A. (OLDELVAL)	Argentina	YPF, S.A.	-	Logistics of oil derivative products	E.M.	36.64	37.00	83.6	(25.4)	0.3	—	21.4
Poligas Luján, S.A.	Argentina	YPF, S.A.	-	Bottling, transport and marketing of L.P.G.	F.C.	50.01	50.49	—	—	—	—	—
Argentine Private Development Company (APDC)	Cayman Islands	YPF, S.A.	-	Oil and gas exploration and production	F.C.	99.04	100.00	22.9	(12.5)	—	—	10.2
Astra Evangelista, S.A.	Argentina	YPF, S.A.	OPESSA	Engineering and construction	F.C.	99.04	100.00	6.6	6.7	7.0	—	20.1
AESA Construcciones y Servicios	Brazil	Astra Evangelista, S.A.	YPF, S.A.	Engineering and construction	F.C.	99.04	100.00	2.1	(1.9)	(0.1)	—	0.1
Adicor, S.A.	Uruguay	Astra Evangelista, S.A.	-	Other	F.C.	99.04	100.00	0.1	6.2	—	—	6.2
Gasoducto Oriental, S.A.	Argentina	Astra Evangelista, S.A.	-	Distribution of natural gas	E.M.	16.50	16.66	0.0	—	—	—	0.0
Inversora Dock Sud, S.A.	Argentina	YPF, S.A.	-	Portfolio company	E.M.	42.45	42.86	71.4	(111.3)	(4.9)	—	(19.0)
Central Dock Sud, S.A.	Argentina	Inversora Dock Sud, S.A.	YPF, S.A.	Electric power generation and retailing	E.M.	39.53	79.83	119.4	(185.4)	(8.2)	—	(29.3)
Pluspetrol Energy, S.A.	Argentina	YPF, S.A.	-	Oil and gas exploration and production	P.C.	44.57	45.00	184.8	(130.8)	33.3	(12.5)	33.3
Repsol YPF Chile, Limitada	Chile	Repsol YPF, S.A.	OPESSA	Administration of YPF’s investments in Chile	F.C.	100.00	100.00	98.3	41.0	9.5	—	148.8
Operaciones y Servicios YPF, Ltda.	Chile	Repsol YPF Chile, Limitada	Petróleos Transandinos, S.A.	Operation of service stations	F.C.	100.00	100.00	1.2	(0.4)	0.3	—	1.2
Petróleos Transandinos YPF, S.A.	Chile	Repsol YPF Chile, Limitada	YPF, S.A. / OPESSA	Marketing and distribution of fuels and lubricants	F.C.	99.99	100.00	44.2	29.3	8.1	—	81.6
Repsol YPF Bolivia, S.A.	Bolivia	Repsol YPF, S.A.	R. Explorac./ Rex. Perú/ Rex. Colombia/ R.YPF E&P Bolivia	Portfolio company	F.C.	100.00	100.00	812.3	(407.4)	133.4	—	538.3
Empresa Petrolera Andina, S.A.	Bolivia	Repsol YPF Bolivia, S.A.	-	Oil and gas exploration and production	F.C.	50.00	50.00	205.8	(53.8)	278.1	—	215.0
Transierra S.A.	Bolivia	Empresa Petrolera Andina, S.A.	-	Oil and gas transmission	E.M.	22.25	44.50	60.7	12.7	3.5	—	17.1
Maxus Bolivia Inc.	Bolivia	Repsol YPF Bolivia, S.A.	-	Oil and gas exploration and production	F.C.	100.00	100.00	100.9	75.4	5.8	—	182.1
Repsol YPF E&P de Bolivia, S.A.	Bolivia	Maxus Bolivia Inc.	R. YPF Bolivia, S.A. / Rex. Perú, S.A. / Rex. Colombia, S.A.	Oil and gas exploration and production	F.C.	100.00	100.00	115.3	61.3	5.6	—	182.3
AESA Construcciones y Servicios Bolivia	Bolivia	Repsol YPF Bolivia, S.A.	R. YPF E&P de Bolivia, S.A. / Astra Evangelista	Oil and gas transmission	F.C.	100.00	100.00	0.0	1.1	0.3	—	1.4
Repsol YPF Brasil, S.A.	Brazil	Repsol YPF, S.A.	OPESSA	Exploitation and marketing of oil and gas	F.C.	100.00	100.00	868.4	(411.5)	(97.9)	—	358.9
Repsol YPF Distribuidora, S.A.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Logistics of oil derivative products	F.C.	100.00	100.00	120.0	(76.1)	(30.2)	—	13.7
Transportadora Sul Brasileira do Gas, S.A.	Brazil	Repsol YPF Brasil, S.A.	-	Construction and operation of a gas pipeline	P.C.	15.00	15.00	28.6	(15.3)	(0.4)	—	1.9
Termogaucha - Usina Termeléctrica, S.A.	Brazil	Repsol YPF Brasil, S.A.	-	Construction and operation of a power station	P.C.	26.00	26.00	80.6	(6.5)	(65.0)	—	2.4
Refinería de Petróleos Manguinhos, S.A.	Brazil	Repsol YPF Brasil, S.A.	-	Refining and marketing of oil products	P.C.	31.13	31.13	11.7	41.0	(32.2)	—	6.4
Manguinhos Distribuidora, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.	-	Marketing of oil products	P.C.	31.13	100.00	10.8	0.7	(4.8)	—	2.1
Manguinhos Química, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.	Manguinhos Distribuidora, S.A.	Marketing of petrochemicals	P.C.	31.13	100.00	2.0	0.0	(0.3)	—	0.5
Alberto Pasqualini REFAP, S.A.	Brazil	Repsol YPF Brasil, S.A.	-	Refining and marketing of oil products	P.C.	30.00	30.00	319.6	204.0	35.8	—	167.8
Operadora de Postos de Servicos Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Operation of service stations	F.C.	100.00	100.00	31.2	(28.7)	(6.2)	—	(3.7)
Repsol YPF Importadora de Productos, Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol Gas Brasil, S.A.	Marketing of oil products	F.C.	100.00	100.00	0.4	0.1	(0.0)	—	0.4

(1)	Other Group companies with ownership interests of less than that of the Parent in the company’s share capital.
(2)	This company is fully consolidated by its Parent. The Parent is proportionately consolidated by the Repsol YPF Group.
(3)	This company is fully consolidated by its Parent. The Parent is accounted for by the equity method in the Repsol YPF Group.
(4)	Consolidation method:

F.C.: Full consolidation

P.C.: Proportionate consolidation

E.M.: Equity method